UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

OPENLANE, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 5, 2025, OPENLANE, Inc. (“OPENLANE” or the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2025. OPENLANE will host an earnings conference call and webcast, Wednesday, November 5, 2025 at 8:30 a.m., Eastern Time. The conference call may be accessed by calling 1-833-634-2155 and asking to join the OPENLANE call, and the live webcast may be accessed at the investor relations section of corporate.openlane.com. The press release dated November 5, 2025 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On November 5, 2025, OPENLANE also posted supplemental financial information for the three and nine months ended September 30, 2025, and Earnings Slides for the quarter ended September 30, 2025. The supplemental financial information and Earnings Slides can be located at the investor relations section of corporate.openlane.com. The supplemental financial information and Earnings Slides posted on November 5, 2025 are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1    Press release dated November 5, 2025 – "OPENLANE, Inc. Reports Third Quarter 2025 Financial Results"

99.2    OPENLANE, Inc. Third Quarter 2025 Supplemental Financial Information – November 5, 2025

99.3    OPENLANE Q3 2025 Earnings Slides – November 5, 2025

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 5, 2025	OPENLANE, Inc.

/s/ BRADLEY HERRING
Bradley Herring Executive Vice President and Chief Financial Officer